UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

Nissan Auto Lease Trust 2019-B

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number: 0001781522

Nissan Auto Leasing LLC II

(Exact name of Depositor as specified in its charter)

Central Index Key Number: 0001244832

Nissan-Infiniti LT LLC

(Exact name of Issuer as specified in its charter with respect to the Series Certificate)

Central Index Key Number: 0001244827

Nissan Motor Acceptance Company LLC

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001540639

Delaware	333-230960-02	38-7228200
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1121

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

On April 1, 2021 (the “Amendment Date”), Nissan Auto Lease Trust 2019-B (the “Issuer”), Nissan Motor Acceptance Company LLC (as successor by conversion to Nissan Motor Acceptance Corporation, in its individual capacity or in its capacity as servicer, administrator or administrative agent, as applicable, “NMAC”), Nissan Auto Leasing LLC II (“NALL II”), as depositor, certificateholder or transferee, as applicable, Nissan-Infiniti LT LLC (as successor by conversion to Nissan-Infiniti LT), NILT LLC (as successor by conversion to NILT Trust), U.S. Bank National Association (“U.S. Bank”), as indenture trustee and as titling company registrar, Clayton Fixed Income Services LLC, as asset representations reviewer (“Clayton”), Wilmington Trust, National Association, not in its individual capacity, but solely as owner trustee for the Issuer (the “Owner Trustee”), and solely for the purpose of acknowledging the termination of their roles under the Basic Documents, NILT, Inc., as trustee for Nissan-Infiniti LT, Wilmington Trust Company, not in its individual capacity, but solely as Delaware trustee (the “Delaware Trustee”), U.S. Bank Trust National Association, as trustee for NILT Trust, and U.S. Bank, as trust agent for the Titling Trust, entered into the Omnibus Amendment, Assumption Agreement and Consent (the “Omnibus Amendment”), which amends (i) the Indenture, dated as of July 24, 2019, by and between the Issuer and U.S. Bank as indenture trustee (the “Indenture Trustee”), as supplemented by Supplement No. 1 to Indenture, dated as of March 19, 2021, between the Issuer and the Indenture Trustee, (ii) the Agreement of Definitions, dated as of July 24, 2019, by and between the Issuer, NILT LLC, Nissan Infiniti LT LLC (the “Titling Company”), NMAC, NALL II, the Owner Trustee, the Indenture Trustee, and solely for the purpose of the Omnibus Amendment and Consent, NILT, Inc. and the Delaware Trustee, (iii) 2019-B SUBI Servicing Supplement, dated as of July 24, 2019, by and between the Titling Company, NILT LLC, and NMAC, as Servicer, (iv) the Amended and Restated Trust Agreement for the Issuing Entity, dated as of July 24, 2019, by and between NALL II and the Owner Trustee, (v) the Trust Administration Agreement, dated as of July 24, 2019, by and among the Issuer, NMAC, the Depositor and the Indenture Trustee, (vi) the SUBI Certificate Transfer Agreement, dated as of July 24, 2019, by and between NILT LLC, as transferor, and NALL II as transferee, (vii) the Trust SUBI Certificate Transfer Agreement, dated as of July 24, 2019, by and among NALL II, as transferor, and the Issuer, as transferee and (viii) the Asset Representations Reviewer Agreement, dated as of July 24, 2019, by and among the Issuer, NMAC, and Clayton. The Omnibus Amendment effectuates certain technical amendments to the Basic Documents in connection with the conversion of Nissan Motor Acceptance Corporation, a California corporation to Nissan Motor Acceptance Company LLC, a Delaware limited liability company. The Omnibus Amendment is attached hereto as Exhibit 4.1.

On the Amendment Date, upon the filing of a certificate of conversion, Nissan-Infiniti LT, a Delaware statutory trust converted to Nissan-Infiniti LT LLC, a Delaware limited liability company. In connection with such conversion, (i) NILT LLC, as Member, NMAC, as Administrator, and U.S. Bank, as Titling Company Registrar entered into the Limited Liability Company Agreement of Nissan-Infiniti LLC (the “Limited Liability Company Agreement”) for the purpose of continuing the business of the Titling Trust as a Delaware limited liability company and (ii) NILT LLC, as Member entered into the 2019-B Series Supplement to the Limited Liability Company Agreement for the purpose of establishing the Nissan-Infiniti LT LLC-2019-B Series Interest in the Titling Company through a conversion of the 2019-B SUBI. The 2019-B SUBI was automatically converted to the Nissan-Infiniti LT LLC-2019-B Series Interest and the Leases and Leased Vehicles and other assets allocated to the 2019-B SUBI were automatically allocated to and associated with the Nissan-Infiniti LT LLC-2019-B Series Interest. Further, on the Amendment Date, the Titling Company, NILT LLC, as Member and NMAC as Servicer, entered into the Amended and Restated Servicing Agreement to provide for, among other things, the continued servicing of the assets of the Titling Company.

Attached as Exhibit 3.1 is the Certificate of Conversion of Nissan-Infiniti LT LLC, as Exhibit 3.2 is the Certificate of Formation of Nissan-Infiniti LT LLC., as Exhibit 10.1 is the Limited Liability Company Agreement of Nissan-Infiniti LT LLC, dated as of April 1, 2021, as Exhibit 10.2 is the 2019-B Series Supplement to Limited Liability Company Agreement and as Exhibit 10.3 is the Amended and Restated Servicing Agreement, dated as of April 1, 2021.

Also, on March 31, 2021, NMAC, as Grantor and Beneficiary, U.S. Bank Trust National Association, as Trustee, NMAC, as Administrator and Wilmington Trust Company, as Delaware Trustee, entered into the Second Amendment to Amended and Restated Trust Agreement to effectuate certain amendments with respect to the conversion of NILT Trust, a Delaware statutory trust to NILT LLC, a Delaware limited liability company. On the Amendment Date, NMAC, as Member and Kevin P. Burns and Cheryl A. Lawrence, as Special Members entered into the Limited Liability Company Agreement of NILT LLC to provide for the governance of NILT LLC.

Attached as Exhibit 10.4 is the Second Amendment to Amended and Restated Trust Agreement and as Exhibit 10.5 is the Limited Liability Company Agreement of NILT LLC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 3.1	Certificate of Conversion to Limited Liability Company of Nissan-Infiniti LT LLC.

Exhibit 3.2	Certificate of Formation of Nissan-Infiniti LT LLC.

Exhibit 4.1	Omnibus Amendment, Assumption Agreement and Consent, dated as of April 1, 2021.

Exhibit 10.1	Limited Liability Company Agreement of Nissan-Infiniti LT LLC, dated as of April 1, 2021.

Exhibit 10.2	2019-B Series Supplement, dated as of April 1, 2021.

Exhibit 10.3	Amended and Restated Servicing Agreement, dated as of April 1, 2021.

Exhibit 10.4	Second Amendment to Amended and Restated Trust Agreement of NILT Trust, dated as of March 31, 2021.

Exhibit 10.5	Limited Liability Company Agreement of NILT LLC, dated as of April 1, 2021.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN AUTO LEASING LLC II

By:	/s/ Douglas E. Gwin, Jr.
Name: Douglas E. Gwin, Jr.
Title: Assistant Treasurer

Date: April 6, 2021